Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Exhibit 10.25

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Google Enterprise Order Form		Google Maps for Work (New)

Customer		Uber Technologies, Inc.

Prepared by

[***] [***]@google.com [***]		Google Inc. 1600 Amphitheatre Parkway Mountain View, California 94043 United States

Prepared for

Contact Name	[***]	Technical Contact Name	[***]

Contact Email	[***]@uber.com	Technical Contact Email	[***]@uber.com

Contact Phone	[***]	Technical Contact Phone	[***]

Customer Name	Uber Technologies, Inc.	Off-Domain Admin Email	N/A

Contact Address	1455 Market Street, 4th floor San Francisco, CA 94103

Bill To Contact	[***]	Ship To Contact	[***]

Bill To Name	Uber Technologies, Inc.	Ship To Contact Name	Uber Technologies, Inc.

Bill To	1455 Market Street, 4th floor San Francisco, CA 94103	Ship To	1455 Market Street, 4th floor San Francisco, CA 94103

Bill To Email	[***]@uber.com	Ship To Contact Email	[***]@uber.com

Bill To Phone	[***]	Ship To Contact Phone	[***]

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

I.	[***] Fees for Approved Customer Implementations within Use Limits.

Row	SKU	SKU Description and License Term	SKU Quantity	Fees per SKU Unit (USD)	Total Fees (USD)

1	GM-UBER	License for Google Places API ([***] queries), Google Maps API ([***] Map Loads) and Google Maps API Web Services (Geocoding API, Directions API, Distance Matrix API [***] queries In total) as described above; through [***].	[***]	[***]	[***]

2	GPB-ZGT-INT-[***]-OEM	Google Places API license for EXT, INT, OEM use. Includes Google Places API Web Service and Zagat content. [***] queries per SKU unit; through [***]	[***]	[***]	[***]

3	GM-INT-[***]-OEM	Google Maps for Work license for EXT, INT, OEM use. Includes Maps JavaScript API, Static Maps API. [***] map loads per SKU unit; through [***].	[***]	[***]	[***]

4	GM-MOBILE-INT-[***]-OEM	Google Maps for Work license for EXT, INT, OEM use. Includes Google Maps Android API and Google Mobile SDK for iOS. [***] map loads per SKU unit; through [***].	[***]	[***]	[***]

5	GM-GEO-[***]-OEM	Google Maps for Work license for EXT, INT, OEM use. Upgrade: additional [***] Geocoding API queries per day (QPD); through [***].	[***]	[***]	[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

6	GM-GEO-[***]-OEM	Google Maps for Work license for EXT, INT, OEM use. Upgrade; additional [***]; through [***].	[***]	[***]	[***]

7	GM-DRV-[***]-OEM	Google Maps for Work license for EXT, INT, OEM use. Upgrade: additional [***] Directions API [***]; through [***].	[***]	[***]	[***]

8	GM-DRV-[***]-OEM	Google Maps for Work license for EXT, INT, OEM use. Upgrade: additional 1 Directions API query per second (QPS); through [***].	[***]	[***]	[***]

9	GM-DMA-[***]-OEM	Google Maps for Work license for EXT, INT, OEM use. Upgrade: additional [***] Distance Matrix [***]; through [***].	[***]	[***]	[***]

10	GM-DMA-[***]-OEM	Google Maps for Work license for EXT, INT, OEM use. Upgrade: additional [***] Distance Matrix API [***]; through [***].	[***]	[***]	[***]

11	GM-SUP-PREM-STD	Google Maps API for Business Support Package; through [***].	[***]	[***]	[***]

Total Flat Fees (excluding Taxes): USD [***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

II.	Fees for Additional Upfront Query Purchases

Row	Product Description	Fees per CPM (USD)
1	Google Maps for Work license for EXT, INT, OEM use. Includes Google Maps JavaScript API, Static Maps API, Google Maps Android API and Google Mobile SDK for iOS.	[***]

2	Google Maps for Work license for EXT, INT, OEM use. Includes Google Geocoding API Directions API and Distance Matrix API.	[***]

3	Google Places API license for EXT, INT, OEM use. Includes Google Places API Web Service and Zagat content.	[***]

Terms and Conditions

1. This Order Form incorporates by reference the Google Maps for Work Agreement entered into between Google Inc. (“Google”) and Uber Technologies Inc. (“Customer”) on October 29, 2015, (collectively, the Order Form, Master Terms, and Service Addendum are the “Agreement”) for the applicable Service(s) listed m the Order Form above.

2. All capitalized terms used in this Order Form have the meanings given to them in the Agreement.

3. By signing this Order Form, each party will be bound by the Agreement.

4. Each party represents and warrants that (a) it has read and understands the Agreement (including documents attached to this Order Form), and (b) it has full power and authority to enter into the Agreement.

Signed by the parties’ authorized representatives on the dates written below.

Google Inc.: By: /s/ Philipp Schindler Name: Philipp Schindler Title: Authorized Signatory Date:	2017.08.15 15:35:20 -07’00’	Uber Technologies, Inc.: By: /s/ David Richter Print Name: David Richter Title: Global Head of Business & Corp De Date: 8/15/2017

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Amendment 1

This Amendment 1 (the “Amendment”), dated as of the Amendment Effective Date (as defined below), amends the Google Maps for Work Agreement (“Agreement”) entered into between Google Inc. (“Google”) and Uber Technologies, Inc. (“Customer”) on October 29, 2015. All capitalized terms used in this Amendment 1 but not defined below will have the meanings given to them in the Agreement.

Terms

The parties agree to the following modifications to the Agreement:

1. Term. Google will continue to provide Customer the Google Services and APIs in the Order Form dated October 29, 2015, from the Amendment Effective Date through [***].

2. Fees. Customer will pay Google the following fees on the schedule below.

Fees	Date Due
[***] USD	Amendment Effective Date

[***] USD	The Earlier of: (1) the date that [***] of Google Places API queries, [***] of Map Loads, or [***] of Google Maps API Web Services remain; or (2) [***].

[***] USD	The Earlier of: (1) the date that [***] of Google Places API queries, [***] of Map Loads, or [***] of Google Maps API Web Services remain; or (2) [***]

3. Updated Usage Limits. Customer may use the below Google APIs up to the associated Usage Limits below which include the Usage Limits from the original order form.

a.	Google Places API (Google Places API Web Service): [***] queries;

b.	Google Maps API (Google Static Maps API + Google Maps JavaScript API + Google Maps Android API + Google Maps SDK for iOS): [***] Map Loads; and

c.	Google Maps API Web Services (Geocoding API, Directions API, Distance Matrix API): [***] queries.

4. Additional Upfront Query and Map Load Purchases. Customer may purchase additional queries and Map Loads at the rates listed in the Order Form if: (a) Customer has paid all invoices in accordance with this Agreement; (b) Customer executes an order form and pays the applicable fee upfront prior to usage; and (c) the SKU purchase is [***]. Purchase of additional queries and Map Loads will not extend the Term past [***].

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

5. Deprecation. The twelve-month period referenced in the Google Maps Deprecation Policy
(at https://enterprise.google.com/maps/terms/depreciation-policy.html) will be replaced with a six-month period. The remainder of the Google Maps Deprecation Policy remains in full force and effect.

6. Precedence. The Agreement’s other terms and conditions will remain unchanged and in full force and effect. II the Agreement and this Amendment conflict, this Amendment will control.

7. Counterparts. This Amendment may be executed in counterparts, including facsimile counterparts.

Signed by the parties’ authorized representatives, effective on the last date written below (the “Amendment Effective Date”).

Google Inc.: By: /s/ Philipp Schindler Name: Philipp Schindler Title: Authorized Signatory Date:	2017.08.15 15:35:58 -07’00’	Uber Technologies, Inc.: By: /s/ David Richter Print Name: David Richter Title: Global Head of Business & Corp Dev Date: 8/15/2017

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.